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                                                                  EXHIBIT 10.38J

                           TENTH AMENDMENT AGREEMENT


     AGREEMENT, dated May 11, 2001, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                  Background
                                  ----------

     D. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
 ----------------

     E. The Borrower and the Guarantors have requested that the Lender, among other things, (i) waive the Borrower's compliance with the Fixed Charge Coverage Ratio and the Interest Coverage Ratio for the Fiscal Quarter ending March 31, 2001, and (ii) modify the Fixed Charge Coverage Ratio and the Interest Coverage Ratio for the Fiscal Quarter ending June 30, 2001.

     F. The Lender has agreed to the request of the Borrower and the Guarantors, subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.   Modifications.  All the terms and provisions of the Credit Agreement
          -------------
and the other Loan Documents shall remain in full force and effect except as follows:

          (a) The ratio "1.1:1.0" set forth opposite the date June 30, 2001 in subparagraph (c) in Schedule 6.2(r) to the Credit Agreement is deleted and the ratio "-0.5:1.0" is substituted therfor.

          (b) The ratio "1.3:1.0" set forth opposite the date June 30, 2001 in subparagraph (c) in Schedule 6.2(r) to the Credit Agreement is deleted and the ratio "-1.5:1.0" is substituted therefor.

     2.   Waiver.  The Lender hereby waives the Borrower's compliance with the
          ------
Fixed Charge Coverage Ratio and the Interest Coverage Ratio set forth in
Schedule 6.2(r) to the Credit Agreement for the Fiscal Quarter ending March 31, 2001 only.

     3.   Acknowledgment of Debt.  The Borrower acknowledges that as of the date
          ----------------------
of this Agreement, the amount outstanding under the Working Capital Loan is $55,702,685.45 (consisting of $52,972,980.95 in Working Capital Loan Advances and $2,729,704.50 in Letter of Credit Obligations) and the amount outstanding under the Acquisition Loan is $22,742,829.00.

     4.   Amendment Fee.  In consideration of the Borrower's execution and
          -------------
delivery of this Agreement, the Borrower is simultaneously paying to the Lender the amount of $25,000.00 in immediately available funds (the "Amendment Fee")
                                                              -------------
which shall be deemed one of the Obligations.

     5.   Conditions Precedent.  The Lender's obligations under this Agreement
          --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a)    Amendment Agreement. This Agreement duly executed by the
                 -------------------
parties hereto;

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          (b)    Amendment Fee.  Payment of the Amendment Fee;
                 -------------

          (c)    Closing Certificate. The Closing Certificate in the form of the
                 -------------------
attached Exhibit 1; and
         ----------

          (d)    Other. Such other agreements and instruments as the Lender
                 -----
shall require.

     6.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
          -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, as amended hereby, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement, as amended hereby, and the other Loan Documents, and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement, as amended hereby, remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, as amended hereby, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997 remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     7.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
          ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

     8.   Reaffirmation of Collateral.  The Borrower and each of the Guarantors
          ---------------------------
reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     9.   Other Representations By Borrower and Guarantors.  The Borrower and
          ------------------------------------------------
each Guarantor represents and confirms that after giving effect to the execution and delivery of this Agreement, (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement, as amended hereby, and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement, as amended hereby, and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     10.  No Waiver By Lender.  The Borrower and each Guarantor acknowledges
          -------------------
that except as set forth in Section 2 herein, (a) by the execution by each of
                            ---------
this Agreement, the Lender is not waiving any Default or Event of Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.


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     The parties have executed this Agreement as of the date first above written.


                                    Borrower:
                                    --------

                                    BUTLER SERVICE GROUP, INC.

                                    By________________________________________
                                      Michael C. Hellriegel
                                      Title:  Senior Vice President-Finance

                                    Parent:
                                    ------

                                    BUTLER INTERNATIONAL, INC.


                                    By_________________________________________
                                      Michael C. Hellriegel
                                      Title:  Senior Vice President-Finance

                                    Subsidiaries:
                                    ------------

                                    BUTLER TECHNOLOGY SOLUTIONS, INC.

                                    By_________________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                    BUTLER TELECOM, INC.


                                    By_________________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                    BUTLER SERVICES, INC.


                                    By_________________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer


                                    BUTLER UTILITY SERVICE, INC.


                                    By_________________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief

                                     -20-
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                                              Financial Officer


                                     Lender:
                                     ------

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By________________________________________
                                       Name:
                                       Title: Duly Authorized Signatory


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                                    FORM OF
                              CLOSING CERTIFICATE
                              -------------------


     This Certificate is delivered to General Electric Capital Corporation by the parties signatory hereto in connection with the consummation of the transactions contemplated by the Tenth Amendment Agreement dated as of the date hereof among Butler Service Group, Inc., Butler International, Inc., the "Subsidiaries" signatory thereto, and General Electric Capital Corporation (the "Tenth Amendment Agreement"). Capitalized terms not otherwise defined herein
 -------------------------
shall have the meanings assigned to them in the Credit Agreement (as that term is defined in the Tenth Amendment Agreement).

     On the understanding that the Lender is relying upon the truth and accuracy of the statements contained herein, each of the undersigned certifies as follows:

     1. Since December 31, 2000, there has not been any material adverse change in the business, properties, financial position or results of operations of the Borrower on a consolidated basis.

     2. There are not pending or to their knowledge threatened, legal proceedings to which any of them is a party, or of which their property is the subject, which adversely will affect the transactions contemplated by the Credit Agreement or the Tenth Amendment Agreement.

     3. All agreements and documents required to be executed and delivered by it in order to carry out, give effect to, and consummate the transactions contemplated by the Tenth Amendment Agreement have been accomplished.

     4. The execution and delivery of the Tenth Amendment Agreement, the consummation of the transactions contemplated thereby and by the Credit Agreement, as amended hereby, and the fulfillment of or compliance with the terms and conditions of either the Tenth Amendment Agreement or the Credit Agreement, as amended hereby, is not prevented or limited by, and does not conflict with or result in a breach of the terms, conditions or provisions of any restriction or any evidence of indebtedness, agreement or instrument of whatever nature to which any of them is now a party or by which any of them is bound, and does not constitute an event of default under any of the foregoing.

     5. The representations and warranties of each of them contained in the Tenth Amendment Agreement, the Credit Agreement and the other Loan Documents are true and correct as of the date hereof.

     6.   No Default or Event of Default has occurred and is continuing.

     7. The Credit Agreement and the other Loan Documents to which each of the undersigned is a party are in full force and effect and enforceable against each of the undersigned in accordance with the terms thereof.


The undersigned have executed this Certificate as of May ___, 2001.


                                     Borrower:
                                     --------

                                     BUTLER SERVICE GROUP, INC.

                                     By______________________________________
                                       Michael C. Hellriegel
                                       Title:  Senior Vice President-Finance


                                     Parent:
                                     ------

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                                     BUTLER INTERNATIONAL, INC.

                                     By______________________________________
                                       Michael C. Hellriegel
                                       Title:  Senior Vice President-Finance


                                     Subsidiaries:
                                     ------------

                                     BUTLER TECHNOLOGY SOLUTIONS, INC.

                                     By______________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer


                                     BUTLER TELECOM, INC.

                                     By______________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                     BUTLER SERVICES, INC.

                                     By______________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer


                                     BUTLER UTILITY SERVICE, INC.

                                     By______________________________________
                                       Michael C. Hellriegel
                                       Title: Senior Vice President and Chief
                                              Financial Officer

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